UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 6, 2024
(Date of earliest event reported)

BBCMS Mortgage Trust 2024-5C25
(Central Index Key Number 0002013825)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

3650 Real Estate Investment Trust 2 LLC
(Central Index Key Number 0001840727)
(Exact name of sponsor as specified in its charter)

Citi Real Estate Funding Inc.
(Central Index Key Number 0001701238)
(Exact name of sponsor as specified in its charter)

German American Capital Corporation
(Central Index Key Number 0001541294)
(Exact name of sponsor as specified in its charter)

UBS AG
(Central Index Key Number 0001685185)
(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)
(Exact name of sponsor as specified in its charter)

Bank of Montreal
(Central Index Key Number 0000927971)
(Exact name of sponsor as specified in its charter)

Argentic Real Estate Finance 2 LLC

(Central Index Key Number 0001968416)

(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)

(Exact name of sponsor as specified in its charter)

KeyBank National Association

(Central Index Key Number 0001089877)

(Exact name of sponsor as specified in its charter)

BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-257737-13	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 28, 2024, Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance of the BBCMS Mortgage Trust 2024-5C25, Commercial Mortgage Pass-Through Certificates, Series 2024-5C25 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of March 1, 2024 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Lender Surveillance LLC, as operating advisor and as asset representations reviewer.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2024-5C25 (the “Issuing Entity”), a common law trust formed on March 28, 2024 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 33 commercial and/or multifamily mortgage loans (the “Mortgage Loans”).

The Mortgage Loan secured by the mortgaged property identified as “Jordan Creek Town Center” on Exhibit B to the Pooling and Servicing Agreement (the “Jordan Creek Town Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Jordan Creek Town Center Whole Loan”) that also includes eight (8) additional pari passu promissory notes which are not assets of the Issuing Entity. Prior to May 6, 2024, the Jordan Creek Town Center Whole Loan was being serviced and administered pursuant to the Pooling and Servicing Agreement.

The Mortgage Loan secured by the mortgaged property identified as “Kenwood Towne Centre” on Exhibit B to the Pooling and Servicing Agreement (the “Kenwood Towne Centre Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Kenwood Towne Centre Whole Loan”) that also includes eight (8) additional pari passu promissory notes which are not assets of the Issuing Entity. Prior to May 6, 2024, the Kenwood Towne Centre Whole Loan was being serviced and administered pursuant to the Pooling and Servicing Agreement.

The Mortgage Loan secured by the mortgaged property identified as “Galleria at Tyler” on Exhibit B to the Pooling and Servicing Agreement (the “Galleria at Tyler Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Galleria at Tyler Whole Loan”) that also includes eight (8) additional pari passu promissory notes which are not assets of the Issuing Entity. Prior to May 6, 2024, the Galleria at Tyler Whole Loan was being serviced and administered pursuant to the pooling and servicing agreement, dated and effective as of January 1, 2024 (the “Benchmark 2024-V5 Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as trustee, certificate administrator, paying agent and custodian, and BellOak, LLC, as operating advisor and asset representations reviewer.

As of May 6, 2024, each of the Jordan Creek Town Center Whole Loan, the Kenwood Towne Centre Whole Loan and the Galleria at Tyler Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated and effective as of May 1, 2024 (the “BANK5 2024-5YR6 Pooling and Servicing Agreement”), between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer (“BANK5 2024-5YR6 Master Servicer”), LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The servicing terms of the BANK5 2024-5YR6 Pooling and Servicing Agreement applicable to the servicing of the Jordan Creek Town Center Mortgage Loan, the Kenwood Towne Centre Mortgage Loan and the Galleria at Tyler Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, but will differ in certain respects, as described under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on March 19, 2024. The BANK5 2024-5YR6 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

As of May 6, 2024, Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), will act as primary servicer of the Jordan Creek Town Center Mortgage Loan and the Galleria at Tyler Mortgage Loan (the “Midland Serviced Loans”) pursuant to a Primary Servicing Agreement (the “Midland Primary Servicing Agreement”), dated as of May 1, 2024, by and between Midland and Wells Fargo Bank, National Association, in its capacity as BANK5 2024-5YR6 Master Servicer. The Midland Primary Servicing Agreement is attached hereto as Exhibit 4.2.

Capitalized terms used in the “Summary of the Primary Servicing Agreement” section below without definition or without previously being defined above have the meanings assigned to them in the Pooling and Servicing Agreement.

Summary of the Primary Servicing Agreement

Pursuant to the Midland Primary Servicing Agreement, Midland, as primary servicer, on behalf of the BANK5 2024-5YR6 Master Servicer, will be responsible for certain of the obligations of the BANK5 2024-5YR6 Master Servicer under the BANK5 2024-5YR6 Pooling and Servicing Agreement with respect to the Midland Serviced Mortgage Loans, including, but not limited to: collecting monthly payments and escrow and reserve payments and maintaining a primary servicer collection account and applicable escrow and reserve accounts (consistent with the requirements of the BANK5 2024-5YR6 Pooling and Servicing Agreement) to hold such collections; remitting to the BANK5 2024-5YR6 Master Servicer on a timely basis monthly payments less any primary servicing fees, escrow and reserve payments, funds allocated for payment to any related serviced companion loan holder and payments in the nature of additional servicing compensation due to Midland, as primary servicer; collecting borrower reports, budgets, operating statements, income statements, and rent rolls; preparing reports (including, but not limited to, collection reports, monthly remittance reports, and various CREFC® reports) and performing annual inspections of the related Mortgaged Property; promptly notifying the BANK5 2024-5YR6 Master Servicer of any defaults under the Midland Serviced Mortgage Loans, collection issues or customer issues; provided that Midland will not take any action with respect to enforcing such loans without the prior written approval of the BANK5 2024-5YR6 Master Servicer; monitoring borrower insurance obligations on such loans and obtaining such property level insurance when the borrower fails to maintain such insurance; maintaining an appropriate fidelity bond and errors and omissions insurance (or self-insurance). Midland will be responsible for performing the primary servicing of the Midland Serviced Loans in a manner consistent with the servicing standard under the BANK5 2024-5YR6 Pooling and Servicing Agreement.

Midland may hold certain original letters of credit on behalf of the BANK5 2024-5YR6 Master Servicer and Trustee for the benefit of the related certificateholders, but will not hold any other portion of the mortgage file; provided that from time to time, Midland may temporarily have possession of certain other documents in the mortgage file in connection with certain servicing duties. Additionally, Midland will be responsible for maintaining the servicing file (or any portion thereof) and releasing files in accordance with the BANK5 2024-5YR6 Pooling and Servicing Agreement and the Midland Primary Servicing Agreement. Any portion of the servicing file or the mortgage file in Midland’s possession will be required to be held by Midland, on behalf of the BANK5 2024-5YR6 Master Servicer for the benefit of the related certificateholders and will be identified in accordance with Midland’s customary procedures by assigning a loan number that will reflect the ownership of the related Mortgage Loan by the trustee.

Midland will have no obligation to make, or be permitted to make, any principal and interest advance or any servicing advances except as described in the following sentence. With respect to any servicing advance required to be made on an urgent or emergency basis such that Midland is unable to provide the BANK5 2024-5YR6 Master Servicer with sufficient notice to enable the BANK5 2024-5YR6 Master Servicer to make such servicing advance, Midland may, in Midland’s sole discretion, make such servicing advance with prior notice to the BANK5 2024-5YR6 Master Servicer if reasonably practicable and the BANK5 2024-5YR6 Master Servicer will be required to reimburse Midland for such servicing advance and interest thereon within 5 business days of receipt of written request therefor.

Midland will not communicate directly with any rating agency regarding the Midland Serviced Mortgage Loans or the Midland Primary Servicing Agreement except in limited circumstances set forth in the Midland Primary Servicing Agreement.

For so long as Midland is not the special servicer under the BANK5 2024-5YR6 Pooling and Servicing Agreement (the “BANK5 2024-5YR6 Special Servicer”), Midland may not take any action with respect to any major decision set forth in the BANK5 2024-5YR6 Pooling and Servicing Agreement or certain other actions as set forth in the Midland Primary Servicing Agreement unless Midland has confirmed with the BANK5 2024-5YR6 Master Servicer that the BANK5 2024-5YR6 Master Servicer is either obligated to process or that the BANK5 2024-5YR6 Master Servicer and the special servicer have mutually agreed that the BANK5 2024-5YR6 Master Servicer shall process such request pursuant to the BANK5 2024-5YR6 Pooling and Servicing Agreement. Following such confirmation, Midland may not permit or consent to any major decision set forth in the BANK5 2024-5YR6 Pooling and Servicing Agreement or take any other action requiring the approval of the BANK5 2024-5YR6 Master Servicer under the Midland Primary Servicing Agreement without the prior written approval of the BANK5 2024-5YR6 Master Servicer. Such consent will be subject to the consent of the BANK5 2024-5YR6 Special Servicer to the extent set forth in the BANK5 2024-5YR6 Pooling and Servicing Agreement. Midland will process and close any defeasance and obtain any required consent of the BANK5 2024-5YR6 Master Servicer to such defeasance. The BANK5 2024-5YR6 Master Servicer will be required to request any such approvals or any rating agency confirmation, if applicable.

During any such time that Midland is acting as the BANK5 2024-5YR6 Special Servicer under the BANK5 2024-5YR6 Pooling and Servicing Agreement (if Midland were to be appointed as a successor to the BANK5 2024-5YR6 Special Servicer), and subject to the following paragraph, if pursuant to the BANK5 2024-5YR6 Pooling and Servicing Agreement the BANK5 2024-5YR6 Master Servicer is responsible for processing any major decision set forth in the BANK5 2024-5YR6 Pooling and Servicing Agreement or certain other actions as set forth in the Midland Primary Servicing Agreement, then Midland will be required to perform the obligations of the BANK5 2024-5YR6 Master Servicer with respect to such transaction (including dealing directly with, and obtaining the consent of, the special servicer on matters for which the BANK5 2024-5YR6 Pooling and Servicing Agreement requires the BANK5 2024-5YR6 Master Servicer to deal with, or obtain the consent of, the BANK5 2024-5YR6 Special Servicer) without the approval of the BANK5 2024-5YR6 Master Servicer, but subject to all requirements and restrictions set forth in the relevant provisions of the BANK5 2024-5YR6 Pooling and Servicing Agreement and the paragraph below; provided, however, that the Midland will be required to copy the BANK5 2024-5YR6 Master Servicer on all correspondence to the BANK5 2024-5YR6 Special Servicer and the related mortgagor regarding such matters and Midland will be required to prepare any package and analysis necessary to obtain any required rating agency confirmation and forward such package to the BANK5 2024-5YR6 Master Servicer. Midland will process and close any defeasance and obtain any required consent of the BANK5 2024-5YR6 Master Servicer to such defeasance. The BANK5 2024-5YR6 Master Servicer

(not Midland) will deal with the 17g-5 information provider under the BANK5 2024-5YR6 Pooling and Servicing Agreement and the relevant rating agencies to the extent required by the BANK5 2024-5YR6 Pooling and Servicing Agreement with respect to such matters. Notwithstanding the foregoing, with respect to any assumption, transfer, defeasance, or certain other actions as set forth in the Midland Primary Servicing Agreement for which the BANK5 2024-5YR6 Pooling and Servicing Agreement does not require the BANK5 2024-5YR6 Master Servicer to obtain the consent or approval of the BANK5 2024-5YR6 Special Servicer, Midland will not be permitted to consent to any such action without the prior written consent of the BANK5 2024-5YR6 Master Servicer. With respect to any such proposed action requiring the consent of the BANK5 2024-5YR6 Master Servicer, Midland will be required to perform and forward to the BANK5 2024-5YR6 Master Servicer any analysis, recommendation or other information required to be prepared and/or delivered by the BANK5 2024-5YR6 Master Servicer and, if the BANK5 2024-5YR6 Master Servicer consents to any such modification, extension, waiver, consent or other action, Midland shall close such transaction or grant such consent. Midland will not be permitted to permit any principal prepayment or defeasance with respect to any Mortgage Loan or serviced companion loan without the written consent of the BANK5 2024-5YR6 Master Servicer.

In the event that Midland, in the good faith and reasonable judgment of the BANK5 2024-5YR6 Master Servicer, violates the servicing standard set forth in the BANK5 2024-5YR6 Pooling and Servicing Agreement or otherwise commits a “Servicer Termination Event” under the BANK5 2024-5YR6 Pooling and Servicing Agreement in connection with the granting or withholding of any approval as described in the prior paragraph, Midland thereafter will no longer be permitted to exercise the approval rights described in the prior paragraph and will thereafter be required to seek the approval of the BANK5 2024-5YR6 Master Servicer. Midland, in processing each of these transactions, will be required to apprise the BANK5 2024-5YR6 Master Servicer of its actions from time to time, to the extent and as further set forth in the Midland Primary Servicing Agreement. Midland will also be required to provide all reasonable cooperation to the BANK5 2024-5YR6 Master Servicer in connection with the BANK5 2024-5YR6 Master Servicer’s duties under the BANK5 2024-5YR6 Pooling and Servicing Agreement to oversee Midland as a sub-servicer.

Midland will also timely provide such certifications, reports and registered public accountant attestations required by the Midland Primary Servicing Agreement or by the BANK5 2024-5YR6 Master Servicer to permit it to comply with the BANK5 2024-5YR6 Pooling and Servicing Agreement and the depositor to comply with its Exchange Act reporting obligations.

With respect to all servicing responsibilities of the BANK5 2024-5YR6 Master Servicer under the BANK5 2024-5YR6 Pooling and Servicing Agreement which are not being performed by Midland under the Midland Primary Servicing Agreement, Midland will be required to reasonably cooperate with the BANK5 2024-5YR6 Master Servicer to facilitate the timely performance of such servicing responsibilities.

As compensation for its activities under the Midland Primary Servicing Agreement, Midland will be paid a primary servicing fee with respect to the Midland Serviced Loans only to the extent that the BANK5 2024-5YR6 Master Servicer receives the servicing fee with respect to such Midland Serviced Loans under the BANK5 2024-5YR6 Pooling and Servicing Agreement. Midland will be entitled to certain additional servicing compensation as further set forth in the Midland Primary Servicing Agreement with respect to the Midland Serviced Loans, including, but not limited to, a portion of modification fees, assumption fees and defeasance fees, but only from amounts to which the BANK5 2024-5YR6 Master Servicer is entitled under the BANK5 2024-5YR6 Pooling and Servicing Agreement.

Neither Midland nor any partners, directors, officers, shareholders, members, managers, employees or agents of Midland (the “Midland Parties”) will be under any liability to the BANK5 2024-5YR6 Master Servicer for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Midland Primary Servicing Agreement, or for errors in judgment. However, this will not protect the Midland Parties against any breach of warranties or representations made in the Midland Primary Servicing Agreement, or against any liability that would otherwise be imposed on Midland by reason of its willful misconduct, bad faith, fraud or negligence (or by reason of any specific liability imposed under the Midland Primary Servicing Agreement for a breach of the servicing standard set forth in the BANK5 2024-5YR6 Pooling and Servicing Agreement) in the performance of its duties under the Midland Primary Servicing Agreement or by reason of its negligent disregard of its obligations or duties under the Midland Primary Servicing Agreement. The Midland Parties will be indemnified by the BANK5 2024-5YR6 Master Servicer against any claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses (including, without limitation, costs and expenses of litigation and of enforcement of this indemnity, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) (collectively, the “Losses”) incurred by Midland in connection with any actual or threatened legal or administrative action (whether in equity or at law) or claim relating to the Midland Primary Servicing Agreement, the Midland Serviced Loans or the certificates resulting from the BANK5 2024-5YR6 Master Servicer’s willful misconduct, bad faith, fraud, or negligence in the performance of duties under the Midland Primary Servicing Agreement or negligent disregard of its obligations under the Midland Primary Servicing Agreement. The Midland Parties will be indemnified by the issuing entity formed under the BANK5 2024-5YR6 Pooling and Servicing Agreement, to the extent provided in the BANK5 2024-5YR6 Pooling and Servicing Agreement, against any Losses incurred by Midland in connection with any actual or threatened legal or administrative action (whether in equity or at law) or claim relating to the Midland Primary Servicing Agreement, the Midland Serviced Loans, the certificates, other than any Losses (i) that are specifically required to be borne by Midland without right of reimbursement pursuant to the terms of the Midland Primary Servicing Agreement, (ii) that are incurred in connection with any breach of representation or warranty made by Midland in the Midland Primary Servicing Agreement, (iii) that are incurred by reason of by reason of willful misconduct, bad faith, or negligence of Midland in the performance of its obligations or duties under the Midland Primary Servicing Agreement or negligent disregard of obligations and duties under the Midland Primary Servicing Agreement; provided, however, that the indemnification described in this sentence will be strictly limited to any actual amount of indemnification received by the BANK5 2024-5YR6 Master Servicer under the BANK5 2024-5YR6 Pooling and Servicing Agreement as a result of pursuing the issuingentity formed under the BANK5 2024-5YR6 Pooling and Servicing Agreement on behalf of Midland for such indemnification.

Midland will indemnify and hold harmless the BANK5 2024-5YR6 Master Servicer and its partners, directors, officers, shareholders, members, managers, employees or agents against any Losses incurred by the BANK5 2024-5YR6 Master Servicer in connection with any claim, loss, penalty, fine, foreclosure, judgment, liability or legal action relating to the Midland Primary Servicing Agreement, the BANK5 2024-5YR6 Pooling and Servicing Agreement, the certificates by reason of (1) any breach by Midland of a representation or warranty made by Midland in the Midland Primary Servicing Agreement or (2) any willful misconduct, bad faith, or negligence by Midland in the performance of its obligations or duties under the Midland Primary Servicing Agreement or under the BANK5 2024-5YR6 Pooling and Servicing Agreement or by reason of negligent disregard of such obligations and duties.

The Midland Primary Servicing Agreement only may be terminated with respect to Midland if any of the following occurs:

•	the BANK5 2024-5YR6 Master Servicer (or the depositor to the extent the depositor has the right to terminate Midland under the BANK5 2024-5YR6 Pooling and Servicing Agreement) elects to terminate Midland following an event of default under the Midland Primary Servicing Agreement (which will generally be similar in nature and scope to the servicer termination events for the BANK5 2024-5YR6 Master Servicer);

•	upon resignation by Midland in accordance with the terms of the Midland Primary Servicing Agreement;
•	Midland becomes and “affiliate of” the third party purchaser” with respect to the BANK5 2024-5YR6 transaction, as defined in 12 C.F.R. 43.2 of the Credit Risk Retention Rule, and Midland is a servicer as contemplated by Item 1108(a)(2) of Regulation AB;
•	at the option of the purchaser of any Midland Serviced Loans pursuant to the terms of the BANK5 2024-5YR6 Pooling and Servicing Agreement; provided that any such termination pursuant to this clause will only be effective with respect to the purchased Midland Serviced Loans and not with respect to the entire agreement;
•	upon the later of the final payment or other liquidation of the last Midland Serviced Loans and disposition of all REO property and remittance of all funds thereunder;
•	upon termination of the BANK5 2024-5YR6 Pooling and Servicing Agreement; or
•	by mutual consent of Midland and the BANK5 2024-5YR6 Master Servicer in writing.

Notwithstanding the foregoing, upon any termination of Midland, Midland will be entitled to receive all accrued and unpaid primary servicing fees through the date of termination and is required to cooperate fully with the BANK5 2024-5YR6 Master Servicer to transition primary servicing of the Midland Serviced Loans to the BANK5 2024-5YR6 Master Servicer or its designee.

Item 6.02.	Change of Servicer or Trustee.

In the interest of transaction management it is noted that, effective May 6, 2024, as a result of the servicing change described under Item 1.01 above, Wells Fargo Bank, National Association is a servicer of more than 10% of the Mortgage Loans included in the Issuing Entity (by cut-off date principal balance), by virtue of its role as the master servicer under the BMO 2024-5C3 pooling and servicing agreement (as described in the prospectus) with respect to the Elmwood Shopping Center Mortgage Loan, representing approximately 1.7% of the cut-off date principal balance, and as the master servicer under the BANK5 2024-5YR6 Pooling and Servicing Agreement (as described above) with respect to the Jordan Creek Town Center, Kenwood Towne Centre and Galleria at Tyler Mortgage Loans, collectively representing approximately 12.0% of the cut-off date principal balance.

Capitalized terms used in this section without definition or without previously being defined above have the meanings assigned to them in the Pooling and Servicing Agreement.

LNR Partners, LLC (“LNR Partners”), a Florida limited liability company and a subsidiary of Starwood Property Trust, Inc. (“STWD”), a Maryland corporation, is the special servicer under the BANK5 2024-5YR6 Pooling and Servicing Agreement which governs the servicing of the Jordan Creek Town Center Whole Loan, the Kenwood Towne Centre Whole Loan and the Galleria at Tyler Whole Loan. The principal executive offices of LNR Partners are located at 2340 Collins Avenue, Suite 700, Miami Beach, Florida 33139 and its telephone number is (305) 695-5600.

STWD through its subsidiaries, affiliates and joint ventures, is involved in the real estate finance, management and development business and engages in, among other activities:

•	acquiring, developing, repositioning, managing and selling commercial and multifamily residential real estate properties,

•	investing in high-yielding real estate-related debt and equity, and
•	investing in, and managing as special servicer, unrated, below investment grade rated and investment grade rated commercial mortgage backed securities.

LNR Partners and its affiliates have substantial experience in working out loans and in performing the other obligations of the special servicer as more particularly described in the BANK5 2024-5YR6 Pooling and Servicing Agreement, including, but not limited to, processing borrower requests for lender consent to assumptions, leases, easements, partial releases and expansion and/or redevelopment of the mortgaged properties. LNR Partners and its affiliates have been engaged in the special servicing of commercial real estate assets for over 25 years. The number of commercial mortgage backed securitization pools specially serviced by LNR Partners and its affiliates has increased from 46 in December 1998 to 178 as of December 31, 2023. More specifically, LNR Partners (and its predecessors in interest) acted as special servicer with respect to:

•	84 domestic commercial mortgage backed securitization pools as of December 31, 2001, with a then current face value in excess of $53 billion;
•	101 domestic commercial mortgage backed securitization pools as of December 31, 2002, with a then current face value in excess of $67 billion;
•	113 domestic commercial mortgage backed securitization pools as of December 31, 2003, with a then current face value in excess of $79 billion;
•	134 domestic commercial mortgage backed securitization pools as of December 31, 2004, with a then current face value in excess of $111 billion;
•	142 domestic commercial mortgage backed securitization pools as of December 31, 2005, with a then current face value in excess of $148 billion;
•	143 domestic commercial mortgage backed securitization pools as of December 31, 2006, with a then current face value in excess of $201 billion;
•	143 domestic commercial mortgage backed securitization pools as of December 31, 2007 with a then current face value in excess of $228 billion;
•	138 domestic commercial mortgage backed securitization pools as of December 31, 2008 with a then current face value in excess of $210 billion;
•	136 domestic commercial mortgage backed securitization pools as of December 31, 2009 with a then current face value in excess of $191 billion;
•	144 domestic commercial mortgage backed securitization pools as of December 31, 2010 with a then current face value in excess of $201 billion;
•	140 domestic commercial mortgage backed securitization pools as of December 31, 2011 with a then current face value in excess of $176 billion;
•	131 domestic commercial mortgage backed securitization pools as of December 31, 2012 with a then current face value in excess of $136 billion;

•	141 domestic commercial mortgage backed securitization pools as of December 31, 2013 with a then current face value in excess of $133 billion;
•	152 domestic commercial mortgage backed securitization pools as of December 31, 2014 with a then current face value in excess of $135 billion;
•	159 domestic commercial mortgage backed securitization pools as of December 31, 2015 with a then current face value in excess of $111 billion;
•	153 domestic commercial mortgage backed securitization pools as of December 31, 2016 with a then current face value in excess of $87 billion;
•	160 domestic commercial mortgage backed securitization pools as of December 31, 2017 with a then current face value in excess of $68.9 billion;
•	175 domestic commercial mortgage backed securitization pools as of December 31, 2018 with a then current face value in excess of $84.2 billion;
•	185 domestic commercial mortgage backed securitization pools as of December 31, 2019 with a then current face value in excess of $93.9 billion;
•	162 domestic commercial mortgage backed securitization pools as of December 31, 2020 with a then current face value in excess of $82.2 billion;
•	172 domestic commercial mortgage backed securitization pools as of December 31, 2021 with a then current face value in excess of $97.4 billion;
•	182 domestic commercial mortgage backed securitization pools as of December 31, 2022 with a then current face value in excess of $112.3 billion; and
•	178 domestic commercial mortgage backed securitization pools as of December 31, 2023 with a then current face value in excess of $101.9 billion.

As of December 31, 2023, LNR Partners has resolved approximately $88.24 billion of U.S. commercial and multifamily loans over the past 25 years, including approximately $1.1 billion of U.S. commercial and multifamily mortgage loans during 2001, approximately $1.9 billion of U.S. commercial and multifamily mortgage loans during 2002, approximately $1.5 billion of U.S. commercial and multifamily mortgage loans during 2003, approximately $2.1 billion of U.S. commercial and multifamily mortgage loans during 2004, approximately $2.4 billion of U.S. commercial and multifamily mortgage loans during 2005, approximately $0.9 billion of U.S. commercial and multifamily mortgage loans during 2006, approximately $1.4 billion of U.S. commercial and multifamily mortgage loans during 2007, approximately $1.0 billion of U.S. commercial and multifamily mortgage loans during 2008, approximately $1.2 billion of U.S. commercial and multifamily mortgage loans during 2009, approximately $7.7 billion of U.S. commercial and multifamily mortgage loans during 2010, approximately $10.9 billion of U.S. commercial and multifamily mortgage loans during 2011, approximately $11.7 billion of U.S. commercial and multifamily mortgage loans during 2012, approximately $6.5 billion of U.S. commercial and multifamily mortgage loans during 2013, approximately $6.3 billion of U.S. commercial and multifamily mortgage loans during 2014, approximately $6 billion of U.S. commercial and multifamily mortgage loans during 2015, approximately $3.9 billion of U.S. commercial and multifamily mortgage loans during 2016, approximately $4.5 billion of U.S. commercial and multifamily mortgage loans during 2017, approximately $3.8 billion of U.S. commercial and multifamily mortgage loans during 2018, approximately $2.6 billion of U.S.

commercial and multifamily mortgage loans during 2019, approximately $2.9 billion of U.S. commercial and multifamily mortgage loans during 2020, approximately $4.8 billion of U.S. commercial and multifamily mortgage loans during 2021, approximately $3 billion of U.S. commercial and multifamily mortgage loans during 2022, and approximately $1.4 billion of U.S. commercial and multifamily mortgage loans during 2023.

STWD or one of its affiliates generally seeks CMBS investments where it has the right to appoint LNR Partners as the special servicer. LNR Partners and its affiliates have regional offices located across the country in Florida, Georgia, California, New York and North Carolina. As of December 31, 2023, LNR Partners and its affiliates specially service a portfolio, which included approximately 6,314 assets across the United States with a then current face value of approximately $101.9 billion, all of which are commercial real estate assets. Those commercial real estate assets include mortgage loans secured by the same types of income producing properties as secure the mortgage loans backing the certificates. Accordingly, the assets of LNR Partners and its affiliates may, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real properties securing the underlying mortgage loans for tenants, purchasers, financing and so forth. LNR Partners does not service any assets other than commercial real estate assets.

LNR Partners maintains internal and external watch lists, corresponds with master servicers on a monthly basis and conducts overall deal surveillance and shadow servicing. LNR Partners has developed distinct strategies and procedures for working with borrowers on problem loans (caused by delinquencies, bankruptcies or other breaches of the loan documents) designed to maximize value from the assets for the benefit of the certificateholders. These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs, and borrower negotiation or workout in accordance with the applicable servicing standard. Generally, four basic factors are considered by LNR Partners as part of its analysis and determination of what strategies and procedures to utilize in connection with problem loans. They are (i) the condition and type of mortgaged property, (ii) the borrower, (iii) the jurisdiction in which the mortgaged property is located and (iv) the actual terms, conditions and provisions of the underlying loan documents. After each of these items is evaluated and considered, LNR Partners’ strategy is guided by the servicing standard and all relevant provisions of the applicable pooling and servicing agreement pertaining to specially serviced and REO mortgage loans.

LNR Partners has the highest ratings afforded to special servicers by S&P (Strong), Fitch (CSS1), and DBRS/Morningstar (CS1).

There have not been, during the past three years, any material changes to the policies or procedures of LNR Partners in the servicing function it will perform under the BANK5 2024-5YR6 Pooling and Servicing Agreement for assets of the same type included in this securitization transaction. LNR Partners has not engaged, and currently does not have any plans to engage, any sub-servicers to perform on its behalf any of its duties with respect to this securitization transaction. LNR Partners does not believe that its financial condition will have any adverse effect on the performance of its duties under the BANK5 2024-5YR6 Pooling and Servicing Agreement and, accordingly, will not have any material impact on the performance of the Mortgage Loans it services or the performance of the certificates. Generally, LNR Partners’ servicing functions under pooling and servicing agreements do not include collection on the pool assets, however LNR Partners does maintain certain operating accounts with respect to REO mortgage loans in accordance with the terms of the applicable pooling and servicing agreements and consistent with the servicing standard set forth in each of such pooling and servicing agreements. LNR Partners does not have any material advancing obligations with respect to the commercial mortgage backed securitization pools as to which it acts as special servicer. Generally, LNR Partners has the right, but not the obligation, to make property related servicing advances in emergency situations with respect to commercial mortgage backed securitization pools as to which it acts as special servicer.

LNR Partners will not have primary responsibility for custody services of original documents evidencing the Jordan Creek Town Center Whole Loan, the Kenwood Towne Centre Whole Loan and the Galleria at Tyler Whole Loan. On occasion, LNR Partners may have custody of certain of such documents as necessary for enforcement actions involving particular such mortgage loans or otherwise. To the extent that LNR Partners has custody of any such documents, such documents will be maintained in a manner consistent with the Servicing Standard and the applicable servicing standards under the BANK5 2024-5YR6 Pooling and Servicing Agreement.

No securitization transaction involving commercial or multifamily mortgage loans in which LNR Partners was acting as special servicer has experienced an event of default as a result of any action or inaction by LNR Partners as special servicer. LNR Partners has not been terminated as servicer in a commercial mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger. In addition, there has been no previous disclosure of material noncompliance with servicing criteria by LNR Partners with respect to any other securitization transaction involving commercial or multifamily mortgage loans in which LNR Partners was acting as special servicer.

There are, to the actual current knowledge of LNR Partners, no special or unique factors of a material nature involved in special servicing the particular types of assets included in the BANK5 2024-5YR6 securitization, as compared to the types of assets specially serviced by LNR Partners in other commercial mortgage backed securitization pools generally, for which LNR Partners has developed processes and procedures which materially differ from the processes and procedures employed by LNR Partners in connection with its special servicing of commercial mortgaged backed securitization pools generally.

There are currently no legal proceedings pending, and no legal proceedings known to be contemplated, by governmental authorities, against LNR Partners or of which any of its property is the subject, that are material to the Certificateholders.

LNR Partners is not an affiliate of the depositor, the underwriters, the issuing entity, the master servicers, the special servicers, the trustee, the certificate administrator, the operating advisor, the asset representations reviewer, any sponsor (other than SMC), any originator (other than SMC), or any mortgage loan seller (other than SMC).

Except as disclosed above and except for LNR Partners acting as special servicer under the BANK5 2024-5YR6 Pooling and Servicing Agreement, there are no specific relationships that are material involving or relating to this securitization transaction or the securitized mortgage loans between LNR Partners or any of its affiliates, on the one hand, and the issuing entity, the sponsors, the trustee, the certificate administrator, any originator, any significant obligor, the master servicers, the special servicers, the operating advisor or the asset representations reviewer, on the other hand, that currently exist or that existed during the past two years. In addition, other than as disclosed above, there are no business relationships, agreements, arrangements, transactions or understandings that have been entered into outside the ordinary course of business or on terms other than would be obtained in an arm’s length transaction with an unrelated third party between LNR Partners or any of its affiliates, on the one hand, and the issuing entity, the sponsors, the trustee, the certificate administrator, any originator, any significant obligor, the master servicers, the special servicers, the operating advisor or the asset representations reviewer, on the other hand, that currently exist or that existed during the past two years and that are material to an investor’s understanding of the certificates.

In the commercial mortgage backed securitizations in which LNR Partners acts as special servicer, LNR Partners may enter into one or more arrangements with any party entitled to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, LNR Partners’ appointment as special servicer under the applicable servicing agreement and limitations on such person’s right to replace LNR Partners as the special servicer.

Except as described above, neither LNR Partners nor any of its affiliates retained on May 6, 2024 any certificates issued by the issuing entity or any other economic interest in this securitization (although for the avoidance of doubt, LNR Partners will be entitled special servicing fees and certain other fees and compensation under the BANK5 2024-5YR6 Pooling and Servicing Agreement). However, LNR Partners or its affiliates may, from time to time after May 6, 2024, acquire certificates pursuant to secondary market transactions. Any such party will have the right to dispose of such certificates at any time.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of May 1, 2024, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Primary Servicing Agreement, dated as of May 1, 2024, by and between Midland Loan Services, a Division of PNC Bank, National Association and Wells Fargo Bank, National Association.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 8, 2024	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Daniel Vinson
		Name:	Daniel Vinson
		Title:	Chief Executive Officer